                                                                   EXHIBIT 99.13


                              QUARTERLY REPORT OF
                             CAPITOLBANK SACRAMENTO
                         PURSUANT TO SECTION 13 OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                    FOR THE QUARTER ENDED SEPTEMBER 30, 1994

                           FDIC CERTIFICATE #22260-7

                             CAPITOLBANK SACRAMENTO
                                AND SUBSIDIARIES
                                300 CAPITOL MALL
                          SACRAMENTO, CALIFORNIA 95814

                IRS EMPLOYER IDENTIFICATION NUMBER:  94-2319513

                       TELEPHONE NUMBER:  (916) 449-8300

HAS THE BANK (1) FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OF THE SECURITIES AND EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS; AND (2) BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS?

                        YES      X        NO
                            ------------    ------------

AS OF SEPTEMBER 30, 1994, THE BANK HAD 4,080,302 SHARES OF COMMON STOCK WHICH IS ALL ONE CLASS.

ITEM 1.           FINANCIAL STATEMENTS (UNAUDITED)

         PAGE
           1. Consolidated Statements of Condition
           2. Consolidated Statement of Income (Y-T-D)
           3. Consolidated Statement of Income (Quarter)
           4. Consolidated Statement of Cash Flows
           5. Consolidated Statement of Changes in Stockholders' Equity
           6. Analysis of Reserve for Loan Losses
           7. Computation of Per Share Earnings

ITEM 2.   8. & 9. Management's Discussion and Analysis

ITEM 3.      10.  Statements

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                      Consolidated Statement of Condition
                                (000's Omitted)

                                             Sept 30,   December 31,
                                               1994         1993
                                             ---------  -------------
ASSETS
- - ------
Cash and due from banks                      $  8,495       $  6,456
Interest-bearing deposits in banks                  0            398
Investment securities                          17,606         34,342
Federal funds sold                             21,500          4,820
Loans, net of reserve for loan losses          87,511         74,503
Premises and equipment, net                     1,294          1,484
Interest receivable and other assets            1,563          1,390
                                             --------       --------
TOTAL ASSETS                                 $137,969       $123,393
                                             ========       ========

LIABILITIES
- - -----------
Deposits:
 Demand accounts                             $ 32,868       $ 28,439
 Money market accounts                         72,616         63,219
 Time and savings accounts                     20,542         19,405
                                             --------       --------
   Total deposits                             126,026        111,063

Short-term borrowings                           1,719          2,734
Other liabilities                                 952            378
                                             --------       --------
   Total liabilities                          128,697        114,175

STOCKHOLDERS' EQUITY
- - --------------------
Common stock, par value $1.5625
 Authorized--10,000,000 shares
 Issued and outstanding--4,080,302 shares
   in 1994 and 4,080,302 in 1993                6,375          6,375
Paid in surplus                                 5,745          5,745
FASB 115 Adjustment                              (227)             0
Undivided Profits                              (2,621)        (2,902)
                                             --------       --------
   Total shareholders' equity                   9,272          9,218
                                             --------       --------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                        $137,969       $123,393
                                             ========       ========

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                        Consolidated Statement of Income
               For Nine Months Ended September 30, 1994 and 1993
                                (000's Omitted)

                                         1994    1993
                                        ------  ------
INTEREST INCOME:
Interest and fees on loans              $6,032  $4,866
Interest on federal funds sold             193     124
Interest on investment securities        1,275   1,632
                                        ------  ------
   Total interest income                 7,500   6,622
                                        ------  ------

INTEREST EXPENSE:
Interest on deposits                     1,827   2,005
Interest on short-term borrowings           41      32
                                        ------  ------
   Total interest expense                1,868   2,037
                                        ------  ------

NET INTEREST INCOME                      5,632   4,585
Provision for loan losses                  285     336
                                        ------  ------

 NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                       5,347   4,249
                                        ------  ------

NON-INTEREST INCOME:
Income from fiduciary activity             547     496
Service charges on deposit accounts         74      97
Other revenue                               75      99
                                        ------  ------
   Total non-interest income               696     692
                                        ------  ------

Gains on securities transactions            82     283

NON-INTEREST EXPENSE:
Salaries and related expenses            2,998   2,560
Net occupancy                            1,135   1,053
Other expense                            1,656   1,421
                                        ------  ------
   Total non-interest expense            5,789   5,034

INCOME BEFORE INCOME TAXES                 336     190

Income tax expense                          55      26
                                        ------  ------

NET INCOME                              $  281  $  164
                                        ======  ======

NET INCOME PER SHARE                     $0.07   $0.04
                                        ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                        Consolidated Statement of Income
               For the Quarter Ended September 30, 1994 and 1993
                                (000's Omitted)

                                         1994    1993
                                        ------  ------
INTEREST INCOME:
Interest and fees on loans              $2,252  $1,853
Interest on federal funds sold             163      43
Interest on investment securities          298     461
                                        ------  ------
   Total interest income                 2,713   2,357
                                        ------  ------

INTEREST EXPENSE:
Interest on deposits                       661     624
Interest on short-term borrowings           13      12
                                        ------  ------
   Total interest expense                  674     636
                                        ------  ------

NET INTEREST INCOME                      2,039   1,721
Provision for loan losses                   55     175
                                        ------  ------

 NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                       1,984   1,546
                                        ------  ------

NON-INTEREST INCOME:
Income from fiduciary activity             184     158
Service charges on deposit accounts         19      32
Other revenue                               23      72
                                        ------  ------
   Total non-interest income               226     262
                                        ------  ------

Gains on securities transactions             0      40

NON-INTEREST EXPENSE:
Salaries and related expenses              902     846
Net occupancy                              398     355
Other expense                              676     506
                                        ------  ------
   Total non-interest expense            1,976   1,707
                                        ------  ------

INCOME BEFORE INCOME TAXES                 234     141

Income tax expense                          15      19
                                        ------  ------

NET INCOME                              $  219  $  122
                                        ======  ======

NET INCOME PER SHARE                     $0.05   $0.03
                                        ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                     Consolidated Statements of Cash Flows
                                (000's omitted)

For the periods ended September 30,                1994       1993
- - --------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Reconciliation of net income to net cash provided by operating activities:

Net income                                        $   281    $   164
Adjustments to reconcile net income to net
 cash provided by operating activities:
   Provision for possible loan losses                 285        336
   Depreciation and amortization                      302        284
   Net change in operating assets
     and liabilities:
       Interest receivable and other assets          (141)       301
       Interest payable and other
        liabilities                                   574        106
                                                  -------    -------
Total adjustments                                   1,020      1,027

Net cash provided by operating activities           1,301      1,191

CASH FLOWS FROM INVESTING ACTIVITIES:

FASB 115 Adjustment                                  (227)         0
Purchase of investment securities                  16,736    (12,226)
Proceeds from sale or maturity of
 investment securities                                398     20,103
Loans originated and principal collected, net     (13,293)   (12,473)
Additions to premises and equipment                  (111)       (58)
Net change in other real estate owned                 (33)       324
                                                  -------    -------
Net cash provided by investing activities           3,470     (4,330)

CASH FLOWS FROM FINANCING ACTIVITIES:

Net increase (decrease) in deposits                14,963      2,564
Net increase (decrease) in short-term
 borrowings                                        (1,015)      (182)
                                                  -------    -------
Net cash provided by financing activities          13,948      2,382
                                                  -------    -------

Increase (decrease) in cash and
 cash equivalents                                  18,719       (757)
Cash and cash equivalents, at
 beginning of year                                 11,276     13,542
                                                  -------    -------

Cash and cash equivalents, at end of year         $29,995    $12,785
                                                  =======    =======

- - --------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                           $ 1,868    $ 2,012
 Cash paid for taxes                              $    55    $     8
 Total gross additions to other real estate       $    63    $ 1,359
====================================================================

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                       As of September 30, 1994 and 1993
                                (000's Omitted)


                                # of   Common  Paid-in   FASB 115   Undivided
                               Shares  Stock   Surplus  Adjustment   Profits    Totals
                               -------------------------------------------------------
Balance, December 31, 1992      4,080  $6,375   $5,745   $       0    $(3,218)  $8,902
Net Income                                                                164      164
FASB 115 Adjustment                                              0                   0
                               -------------------------------------------------------
Balance, September 30, 1993     4,080  $6,375   $5,745   $       0    $(3,054)  $9,066
                               =======================================================





                                # of   Common  Paid-in   FASB 115    Undivided
                               Shares  Stock   Surplus  Adjustment    Profits     Total
                               ---------------------------------------------------------
Balance, December 31, 1993      4,080  $6,375   $5,745     $   0       $(2,902)  $9,218
Net Income                                                                 281      281
FASB 115 Adjustment                                         (227)                  (227)
                               ---------------------------------------------------------
Balance, September 30, 1994     4,080  $6,375   $5,745     $(227)      $(2,621)  $9,272
                               ========================================================

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                           LOAN LOSSES AND RECOVERIES
               For Nine Months Ended September 30, 1994 and 1993
                                (000's OMITTED)

                                       1994    1993
                                      ------  ------

Balance end of previous year          $1,406  $1,170

Recoveries credited to allowance         136     146

Provision for possible loan losses       285     336

Less:  losses charged to allowance        15     331
                                      ------  ------

Balance end of current period         $1,812  $1,321
                                      ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                       COMPUTATION OF PER SHARE EARNINGS
                 For Periods Ended September 30, 1994 and 1993
                                (000's Omitted)

                                                 NINE MONTHS
                                              1994         1993
                                             ------       ------

Net Income                                   $  281       $  164
                                             ======       ======

Weighted Average Common Shares                4,080        4,080

Weighted Average Common Stock Equivalents         0            0

Maximum potential shares included in
 per share computation                        4,080        4,080
                                             ======       ======

Net Income Per Share                         $ 0.07       $ 0.04
                                             ======       ======

MANAGEMENT'S DISCUSSION & ANALYSIS OF OPERATIONS

EARNINGS

Income for the month of September, 1994 was $49,000. This brought the year-to-date net income to $281,000. This compares favorably to net income of $164,000 for the nine months ended 9/30/93. In both 1994 and 1993 there was a gain on the sale of investment securities of $82,000 and $283,000, respectively. Net income per share increased from $0.04 for the nine months ended 9/30/93 to $0.07 for the nine months ended 9/30/94.

Net profit for the quarter ended September 30, 1994 was $219,000 compared to net income of $122,000 for the quarter ended September 30, 1993. Legal fees paid in connection with a lawsuit, known as Tyler v. Wickland, were $161,000 for the quarter ended September 30, 1994. The Tyler v. Wickland lawsuit is a class action lawsuit brought by certain CapitolBank Sacramento (CBS) stockholders against four CBS directors. Although CBS itself is not a named party to the lawsuit, CBS has indemnification agreements with the four named directors and is, therefore, responsible for the payment of the legal fees for those directors. CBS is obligated under the terms of the Directors and Officers Liability (D&O) insurance policy to pay the first $250,000 of expenses incurred in defense of any suit for which D&O coverage is applicable. This $250,000 deductible requirement is the reason for the current $161,000 spent. Of the $161,000 spent, $14,000 is not counted toward the deductible. The $14,000 was incurred in defense of former CBS directors not named in the lawsuit. Since CBS
                                            ---
also has indemnification agreements with those former directors not named in the lawsuit, CBS is also responsible for their legal fee expenses.

Net interest income for the quarter ended September 30, 1994 was $2,039,000 compared to $1,721,000 for the same period in 1993. The average loan balance for the third quarter of 1994 was $84,646,000 compared to $73,864,000 in 1993, an increase of 15%. Year-to-date net interest income for the period ended September 30, 1994 was $5,632,000 compared to $4,585,000 for the same period in 1993. The average loan balance for year-to-date 1994 was $79,964,000 compared to $68,770,000 for year-to-date 1993. The increase in interest income is primarily due to the increase in loan volume and a higher prime rate.

Non-interest expense increased from $1,707,000 for the third quarter in 1993 to $1,976,000 for the third quarter in 1994. The majority of this increase was due to the $161,000 in legal fees incurred in connection with the lawsuit noted above. The professional services fees category was primarily higher for 1994 due to $48,000 in payments made to a bank consultant and $30,000 in payments made to an investment advisor. The bank consultant has been used in various capacities within the bank and currently continues to be used by CBS. The investment advisor was used for investment advice on

CBS's investment portfolio, however, the investment consultant is no longer engaged by CBS. A detailed schedule of the major non-interest expenses is outlined as follows:


                           Y-T-D      Y-T-D
Description              Sept 1994  Sept 1993  $ Variance
- - -----------              ---------  ---------  -----------
Legal Fees                $138,776   $148,741    $ (9,965)

Lawsuit Fees               161,218          0     161,218

FDIC Fees                  197,178    209,106     (11,928)

Professional Services      188,336    117,262      71,074

Supplies                    93,523     79,062      14,461

Insurance                   87,518     72,415      15,103

BALANCE SHEET
- - -------------

The balance sheet reflects substantial growth in 1994. Since the beginning of 1994, the loan portfolio has increased $13 Million or 17.5%; deposits have increased $15 Million or 13.5%; and total assets have increased $15 Million or 12%.

Stockholders' equity increased by $54,000. Year-to-date income of $281,000 was offset by a FASB 115 loss adjustment of $227,000.

The loan loss reserve was $1,812,000 at September 30, 1994. This represents a 2.0% reserve to outstanding loans. The loan to deposit ratio was 69% at September 30, 1994. The Bank's primary capital was $11,084,000 or 8.03% at September 30, 1994. The Bank's core capital ratio was 6.72% at September 30, 1994.

Asset Quality
- - -------------

Asset quality continues, as it has for the last four quarters, to remain at a relatively high level of quality. CBS has $2.1 Million in loans on non-accrual, $103 Thousand of Other Real Estate Owned (OREO), and a loan loss reserve to total loans of 2%.

STATEMENTS

ALL NECESSARY ADJUSTMENTS FOR A FAIR STATEMENT OF RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 1994 HAVE BEEN REFLECTED ON THE FINANCIAL STATEMENTS.

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE BANK HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                      CAPITOLBANK SACRAMENTO



                                      BY /s/ Lawrence D. McGovern
                                         ---------------------------------
                                         Lawrence D. McGovern, Senior Vice
                                         President/Chief Financial Officer



                                      BY /s/ William J. Martin
                                         ------------------------------------
                                         William J. Martin, President & Chief
                                         Operating Officer